UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2021

FOLEY TRASIMENE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39299	85-0545098
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Village Center Circle Las Vegas, NV	89134
(Address of principal executive offices)	(Zip Code)

(702) 323-7330

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one Warrant	WPF.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	WPF	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	WPF WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Agreement

As previously announced, on January 25, 2021, Foley Trasimene Acquisition Corp. (“FTAC”) entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among FTAC, Tempo Holding Company, LLC, a Delaware limited liability company (“Alight”), Acrobat Holdings, Inc., a Delaware corporation and direct, wholly owned subsidiary of FTAC (“Alight Pubco”), Acrobat SPAC Merger Sub, Inc., a Delaware corporation and direct, wholly owned subsidiary of Alight Pubco (“FTAC Merger Sub”), Acrobat Merger Sub, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of FTAC (“Tempo Merger Sub”), Acrobat Blocker 1 Corp., a Delaware corporation and a direct, wholly owned subsidiary of Alight Pubco (“Blocker Merger Sub 1”), Acrobat Blocker 2 Corp., a Delaware corporation and a direct, wholly owned subsidiary of Alight Pubco (“Blocker Merger Sub 2”), Acrobat Blocker 3 Corp., a Delaware corporation and a direct, wholly owned subsidiary of Alight Pubco (“Blocker Merger Sub 3”), Acrobat Blocker 4 Corp., a Delaware corporation and a direct, wholly owned subsidiary of Alight Pubco (“Blocker Merger Sub 4” and, together with Blocker Merger Sub 1, Blocker Merger Sub 2 and Blocker Merger Sub 3, the “Blocker Merger Subs”), Tempo Blocker I, LLC, a Delaware limited liability company (“Tempo Blocker 1”), Tempo Blocker II, LLC, a Delaware limited liability company (“Tempo Blocker 2”), Blackstone Tempo Feeder Fund VII, L.P., a Delaware limited partnership (“Tempo Blocker 3”), and New Mountain Partners IV Special (AIV-E), LP, a Delaware limited partnership (“Tempo Blocker 4” and, together with Tempo Blocker 1, Tempo Blocker 2 and Tempo Blocker 3, the “Tempo Blockers”).

Business Combination Agreement

The Business Combination

The Business Combination Agreement provides for the consummation of the following transactions (the “Business Combination”): (i) FTAC Merger Sub will merge with and into FTAC, with FTAC being the surviving corporation in the merger and becoming a subsidiary of Alight Pubco (the “Pubco Merger”) and (ii) Alight Pubco will, through a series of mergers and related transactions, acquire equity interests in Alight and the Tempo Blockers. Following the consummation of the Business Combination, the combined company will be organized in an “Up-C” structure, in which substantially all of the assets and business of Alight Pubco will be held by Alight. The combined company’s business will continue to operate through the subsidiaries of Alight.

Upon consummation of the Business Combination, Alight Pubco will have eight classes of common stock, which are as follows:

•	Class A Common Stock, par value $0.0001 per share (the “Alight Pubco Class A Common Stock”), which will be listed for trading on the NYSE.

•

Class B-1 Common Stock, par value $0.0001 per share (the “Alight Pubco Class B-1 Common Stock”), which represents earnout consideration payable to the pre-Closing equityholders of Alight and the Tempo Blockers. The Alight Pubco Class B-1 Common Stock will be non-voting and will vest and automatically convert into shares of Alight Pubco Class A Common Stock on a one-for-one basis if the volume-weighted average price (“VWAP”) of the Alight Pubco Class A Common Stock equals or exceeds $12.50 per share for 20 or more trading days within a consecutive 30-trading day period. The Alight Pubco Class B-1 Common Stock will also convert to Alight Pubco Class A Common Stock upon the consummation of a change of control transaction or liquidation event that results in the holders of Alight Pubco Class A Common Stock receiving at least $12.50 per share. If the $12.50 stock price target is not achieved within seven years following the closing of the Business

Combination (the “Closing”), the shares of Alight Pubco Class B-1 Common Stock will be forfeited and cancelled for no consideration. Upon conversion, holders of Alight Pubco Class B-1 Common Stock will also be entitled to receive a dividend catch-up payment equal to the amount of dividends paid per share of Alight Pubco Class A Common Stock since the Closing.

•

Class B-2 Common Stock, par value $0.0001 per share (“Alight Pubco Class B-2 Common Stock”), which represents earnout consideration payable to the pre-Closing equityholders of Alight and the Tempo Blockers. The Alight Pubco Class B-2 Common Stock will be non-voting and will vest and automatically convert into shares of Alight Pubco Class A Common Stock on a one-for-one basis if the VWAP of the Alight Pubco Class A Common Stock equals or exceeds $15.00 per share for 20 or more trading days within a consecutive 30-trading day period. The Alight Pubco Class B-2 Common Stock will also convert to Alight Pubco Class A Common Stock upon the consummation of a change of control transaction or liquidation event that results in the holders of Alight Pubco Class A Common Stock receiving at least $15.00 per share. If the $15.00 stock price target is not achieved within seven years after the Closing, the shares of Alight Pubco Class B-2 Common Stock will be forfeited and cancelled for no consideration. Upon conversion, holders of Alight Pubco Class B-2 Common Stock will also be entitled to receive a dividend catch-up payment equal to the amount of dividends paid per share of Alight Pubco Class A Common Stock since the Closing.

•

Class B-3 Common Stock, par value $0.0001 per share (“Alight Pubco Class B-3 Common Stock”), which represents shares that may be issued to Trasimene Capital FT, LP and Bilcar FT, LP (collectively, the “FTAC Sponsors”) and certain insiders in respect of their shares of FTAC Class B Common Stock under the circumstances described below. The Alight Pubco Class B-3 Common Stock will be non-voting and will vest and automatically convert into shares of Alight Pubco Class A Common Stock on a one-for-one basis if the VWAP of the Alight Pubco Class A Common Stock equals or exceeds $13.75 per share for 20 or more trading days within a consecutive 30-trading day period. The Alight Pubco Class B-3 Common Stock will also convert to Alight Pubco Class A Common Stock upon the consummation of a change of control transaction or liquidation event that results in the holders of Alight Pubco Class A Common Stock receiving at least $13.75 per share. If the $13.75 stock price target is not achieved within seven years after closing, the shares of Alight Pubco Class B-3 Common Stock will be forfeited and cancelled for no consideration Upon conversion, holders of Alight Pubco Class B-3 Common Stock will also be entitled to receive a dividend catch-up payment equal to the amount of dividends paid per share of Alight Pubco Class A Common Stock since the Closing.

•

Class V Common Stock, par value $0.0001 per share, which represents voting, non-economic shares that will be issued on a one-for-one basis to holders of Class A units of Alight (the “Alight Class A Units”) (other than Alight Pubco, FTAC and the Tempo Blockers), which Alight Class A Units will be exchangeable for an equal number of shares of Alight Pubco Class A Common Stock (together with the surrender of the corresponding number of Alight Class A Units).

•

Class Z Common Stock, par value $0.001 per share (the “Alight Pubco Class Z Common Stock”), which has been separated into three subclasses of non-voting common stock—Class Z-A, Class Z-B-1 and Class Z-B-2—and created solely as a tracking stock with respect to a portion of the equity consideration received by pre-Closing, unvested, management equityholders of Alight holding to re-allocate to certain of the other pre-Closing equityholders of Alight (including the pre-Closing equityholders of the Tempo Blockers) such equity consideration to the extent such unvested management equity is forfeited.

Consideration Paid to Pre-Closing Alight and Tempo Blocker Equityholders

The consideration to be paid to the pre-Closing equityholders of Alight and the pre-Closing equityholders of the Tempo Blockers (in connection with the merger of the Tempo Merger Sub with and into Alight (the “Tempo Merger”) and the merger of the Tempo Blocker Merger Subs with and into the Tempo Blockers, respectively, and certain other transactions at the Closing will be a combination of cash and equity consideration.

The aggregate cash consideration will be an amount equal to (i) $1,000,000,000, plus (ii) the amount, if any, by which Alight’s net debt at closing is less than $3,692,000,000, minus (iii) the amount, if any, by which Alight’s net debt at closing is greater than $3,692,000,000, minus (iv) the amount (the “Redemption Offset Amount”) by which the amount in FTAC’s trust account (after reduction for the aggregate amount of payments required to be made in connection with any valid stockholder redemptions, but increased to take into account the amount of any additional equity financing raised by FTAC to offset any such redemptions) is less than $835,000,000 (subject to a cap of $85,000,000).

The aggregate equity consideration will be as follows: (i) an aggregate number of shares of Alight Pubco Class A Common Stock and/or corresponding Alight Class A Units that are exchangeable for shares of Alight Pubco Class A Common Stock on a one-for-one basis equal to 226,663,750 (plus an additional number of shares and/or units equal to the Redemption Offset Amount divided by the $10.00 per share price of the Alight Pubco Class A Common Stock in the Business Combination); (ii) an aggregate of 7,500,000 shares of Alight Pubco Class B-1 Common Stock and/or corresponding LLC units of Alight equal that are convertible into shares of Alight Pubco Class A Common Stock or corresponding LLC units of Alight on a one-for-one basis on the terms set forth above; and (iii) an aggregate of 7,500,000 shares of Alight Pubco Class B-2 Common Stock and/or corresponding LLC units of Alight that are convertible into shares of Alight Pubco Class A Common Stock or corresponding LLC units of Alight on a one-for-one basis on the terms set forth above. Members of Alight management whose pre-closing equity awards do not vest in connection with the Business Combination will receive unvested shares of Pubco and/or units of Alight that will vest on the same terms as the existing award agreements. The pre-Closing equityholders of Alight and the Tempo Blockers (other than in respect of unvested awards) will also receive shares of Alight Pubco Class Z Common Stock (or equivalent units of Alight) that will allow for the re-allocation of the consideration paid to the holders of unvested Alight equity awards at Closing among certain of the other pre-existing equityholders in the event such awards are forfeited (and which shares of Alight Pubco Class Z Common Stock and Alight units will be forfeited to the extent the equivalent unvested management consideration vests).

Consideration Paid to FTAC Stockholders

At the effective time of the Pubco Merger (the “Effective Time”), each share of FTAC’s Class A common stock, par value $0.0001 per share (the “FTAC Class A Common Stock”), will be converted into one share of Alight Pubco Class A Common Stock. The outstanding shares of FTAC’s Class B common stock, par value $0.0001 per share (the “FTAC Class B Common Stock”) will be converted into 23,287,500 shares of Alight Pubco Class A Common Stock (which takes into account the agreement of the FTAC Sponsors and certain insiders under the Amended and Restated Sponsor Agreement (as defined below) to forfeit 10% of their 25,875,000 shares of FTAC Class B Common Stock), except that to the extent that the available proceeds in FTAC’s trust account (after giving effect to valid stockholder redemptions, but increased to take into account the amount of any additional equity financing raised by FTAC to offset any such redemptions) is less than $892,200,000, up to 20% of the outstanding shares of FTAC Class B Common Stock will instead be converted into shares of Alight Pubco Class B-3 Common Stock with the terms described above.

At the Effective Time, each of FTAC’s public warrants that are outstanding immediately prior to the Effective Time will, pursuant to and in accordance with the warrant agreement covering such warrants, automatically and irrevocably be modified to provide that such warrant will no longer entitle the holder thereof to purchase the amount of share(s) of FTAC common stock set forth therein and in substitution thereof such warrant will entitle the holder to acquire the same number of shares of Alight Pubco Class A Common Stock per warrant on the same terms.

In connection with the consummation of the Business Combination, the warrants held by the FTAC Sponsors will be transferred to FTAC in exchange for shares of Class C common stock, par value $0.0001 of FTAC (the “Class C Common Stock”). Immediately following the Effective Time and the Tempo Merger, the FTAC Sponsors will transfer and contribute the shares of Class C Common Stock of the FTAC surviving corporation (into which the Class C Common Stock will be converted in the Pubco Merger) to Alight in exchange for exchangeable units of Alight, which will have the terms set forth in the Alight operating agreement.

Representations and Warranties, Covenants

Under the Business Combination Agreement, FTAC, Alight and the Tempo Blockers made customary representations and warranties for transactions of this type regarding themselves and their respective businesses. The representations and warranties made under the Business Combination Agreement will not survive the Closing. In addition, the parties to the Business Combination Agreement agreed to be bound by certain covenants that are customary for transactions of this type. The covenants made under the Business Combination Agreement generally will not survive the Closing, with the exception that certain covenants and agreements that by their terms are to be performed in whole or in part after the closing, which will survive in accordance with the terms of the Business Combination Agreement.

Conditions to Closing

The consummation of the Business Combination is subject to customary conditions for transactions involving special purpose acquisition companies, including, among others: (i) approval of the Required FTAC Stockholder Approvals (as defined in the Business Combination Agreement) by FTAC’s stockholders, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) receipt of other required regulatory approvals, (iv) no order, statute, rule or regulation enjoining or prohibiting the consummation of the Business Combination being in force, (v) FTAC having at least $5,000,001 of net tangible assets as of the closing of the Business Combination, (vi) the Registration Statement on Form S-4 to be filed by Alight Pubco in connection with the Business Combination (the “Form S-4”) having become effective, (vii) the Alight Pubco Class A Common Stock having been approved for listing on the New York Stock Exchange, and (viii) customary bring down conditions related to the parties’ respective representations, warranties and pre-Closing covenants in the agreement. In addition, the obligation of Alight and the Tempo Blockers to consummate the Business Combination is conditioned upon, among other items, (A) the Available Cash Amount (as defined in the Business Combination Agreement) being least $2,600,000,000 as of the closing of the Business Combination, and (B) each of the covenants of the parties to the Sponsor Agreement (as defined below) required to be performed as of or prior to the closing of the Business Combination having been performed in all material respects. FTAC’s obligation to consummate the Business Combination is also conditioned on the delivery of written consents from the requisite equityholders of Alight and the Tempo Blockers adopting the Business Combination Agreement and approving the Business Combination (the “Seller Written Consents”).

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the closing, including (i) by the mutual written consent of FTAC and Alight, (ii) by FTAC if the Seller Written Consents are not received within 24 hours following the effectiveness of the Form S-4 or (iii) by written notice from FTAC or Alight to the other party or parties, if the closing has not occurred by July 25, 2021, which may be extended by up to two, 90 day periods to the extent all conditions to closing other than the receipt of required regulatory approvals have been satisfied, waived or remain capable of being satisfied.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement and any related agreements. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been included as an exhibit to this Current Report on Form 8-K (this “Current Report”) to provide investors with information regarding its terms. It is not intended to provide any other factual information about FTAC, Alight Pubco, Alight or any other party to the Business Combination Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, are subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in FTAC’s public disclosures.

A copy of the Business Combination Agreement is filed with this Current Report as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

Related Agreements

Investor Rights Agreement

Concurrently with the consummation of the Business Combination, the FTAC Sponsors, certain equityholders of Alight, equityholders of the Tempo Blockers, and certain other parties thereto will enter into an investor rights agreement with Alight PubCo relating to, among other things, the composition of the board of directors of Alight PubCo following the Business Combination, certain information rights and lock-up restrictions.

Registration Rights Agreement

Concurrently with the consummation of the Business Combination, the FTAC Sponsors, certain equityholders of Alight, equityholders of the Tempo Blockers, and certain other parties thereto will enter into a registration rights agreement providing customary registration rights, including demand and piggy-back rights, subject to cooperation and cut-back provisions, and lockup restrictions.

Tax Receivable Agreement

Concurrently with the consummation of the Business Combination, Alight PubCo will enter into a tax receivable agreement (the “Tax Receivable Agreement”) with certain equityholders of Alight, incluing the Tempo Blockers. Pursuant to the Tax Receivable Agreement, Alight PubCo will be required, among other things, to pay the equityholders party thereto 85% of the amount of the actual savings, if any, in U.S. federal, state and local income tax that Alight PubCo actually realizes as a result of certain preexisting tax attributes as well as the increases in tax basis and certain other tax benefits related to the transactions described in the Business Combination Agreement and any future exchanges of units in Alight for Alight Pubco Class A Common Stock.

Subscription Agreements

In connection with the execution of the Business Combination Agreement, FTAC and Alight Pubco entered into certain Alight Pubco Class A Common Stock subscription agreements (the “Subscription Agreements”) with certain investment funds (the “PIPE Investors”) pursuant to which Alight Pubco has agreed to issue and sell to the PIPE Investors, in the aggregate, $1,550,000,000 of Alight Pubco Class A Common Stock (the “PIPE Investment”) at a purchase price of $10.00 per share. The closing of the PIPE Investment is conditioned on all conditions set forth in the Business Combination Agreement having been satisfied or waived and other customary closing conditions, and the Business Combination will be consummated immediately following the closing of the PIPE Investment.

The foregoing description of the Subscription Agreements is not complete and is qualified in its entirety by reference to the Subscription Agreements, the form of which is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Amended and Restated Sponsor Agreement

In connection with the execution of the Business Combination Agreement, FTAC amended and restated (a) that certain letter agreement (the “Sponsor Agreement”), dated May 29, 2020, between FTAC and the FTAC Sponsors and (b) that certain letter agreement, dated as of May 29, 2020, by and between FTAC and each of the directors and officers of FTAC (the “Insiders”), pursuant to which, among other things, the FTAC Sponsors and the Insiders agreed (i) to vote any FTAC securities in favor of the Business Combination and other FTAC Stockholder Matters (as defined in the Business Combination Agreement), (ii) not to seek redemption of any FTAC securities and not to transfer any FTAC securities for a period of 270 days following the Closing Date (or, if the volume weighted average price of the Alight Pubco Class A Common Stock equals or exceeds $12.00 per share for any 20 trading days within a 30 trading day period following the Closing Date, 150 days thereafter), and (iii) to be bound to certain other obligations as described therein (the “Amended and Restated Sponsor Agreement”). Additionally, the FTAC Sponsors and certain Insiders who hold shares of FTAC Class B Common Stock acknowledged and agreed that they would receive the consideration set forth in the Business (as described above) in lieu of the consideration they would otherwise have been entitled to under FTAC’s certificate of incorporation.

The foregoing description of the Amended and Restated Sponsor Agreement is not complete and is qualified in its entirety by reference to the Amended and Restated Sponsor Agreement, which is attached as Exhibit 10.2 to this Current Report and incorporated herein by reference.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination, a registration statement on Form S-4 (the “Form S-4”) is expected to be filed by Alight Pubco with the SEC. The Form S-4 will include preliminary and definitive proxy statements to be distributed to holders of FTAC’s common stock in connection with FTAC’s solicitation for proxies for the vote by FTAC’s stockholders in connection with the proposed business combination and other matters as described in the Form S-4, preliminary and definitive consent solicitation statements to be distributed to holders of Alight as well as a prospectus of Alight Pubco relating to the offer of the securities to be issued in connection with the completion of the business combination. FTAC, Alight Pubco and Alight urge investors, stockholders and other interested persons to read, when available, the Form S-4, including the proxy statement/consent solicitation statement/prospectus incorporated by reference therein, as well as other documents filed with the SEC in connection with the proposed business combination, as these materials will contain important information about Alight Pubco, FTAC, and the proposed business combination. Such persons can also read FTAC’s final prospectus dated May 28, 2020 (SEC File No. 333-238135), for a description of the security holdings of FTAC’s officers and directors and their respective interests as security holders in the consummation of the proposed business combination. After the Form S-4 has been filed and declared effective, the definitive proxy statement/consent solicitation statement/prospectus will be mailed to FTAC’s stockholders as of a record date to be established for voting on the proposed business combination and to Alight equityholders as of a record date to be established for the submission of written consents to approve the merger transactions. Stockholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Foley Trasimene Acquisition Corp., 1701 Village Center Circle, Las Vegas, NV 89134, or (702) 323-7330. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in the Solicitation

FTAC and Alight and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of FTAC’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of FTAC’s directors and executive officers in FTAC’s final prospectus dated May 28, 2020 (SEC File No. 333-238135), which was filed with the SEC on May 28, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of FTAC’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/consent solicitation statement/prospectus for the proposed business combination when available. Information concerning the interests of FTAC’s and Alight’s participants in the solicitation, which may, in some cases, be different than those of FTAC’s and Alight’s equity holders generally, will be set forth in the proxy statement/consent solicitation statement/prospectus relating to the proposed business combination when it becomes available.

No Offer or Solicitation

This presentation is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of FTACC or Alight, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. FTAC’s and Alight’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, FTAC’s and Alight’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction or waiver of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Most of these factors are outside FTAC’s and Alight’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against FTAC and/or Alight following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FTAC, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on Alight’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company’s common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Alight to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; and (11) the possibility that FTAC or Alight may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in FTAC’s most recent filings with the SEC and will be contained in the Form S-4, including the proxy statement/prospectus expected to be filed in connection with the proposed business combination. All subsequent written and oral forward-looking statements concerning FTAC or Alight, the transactions described herein or other matters and attributable to FTAC, Alight or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of FTAC and Alight expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Business Combination Agreement.

10.1	Form of Subscription Agreement.

10.2*	Amended and Restated Sponsor Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Foley Trasimene Acquisition Corp. agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Foley Trasimene Acquisition Corp.

Date: January 26, 2021	By:	/s/ Michael L. Gravelle
	Name:	Michael L. Gravelle
	Title:	General Counsel and Corporate Secretary

[Signature Page to Business Combination 8-K]